                                  EXHIBIT 10.8

                           LEASE TERMINATION AGREEMENT

        This Lease Termination Agreement (the "AGREEMENT") is made effective as of October 25, 2001, (the "EFFECTIVE DATE") by and between Ralph Karubian (the "LESSOR") and Pacer Technology, a California corporation (the "LESSEE").

                                    RECITALS

        A. Pursuant to a "Standard Industrial/Commercial Single - Tenant Lease - Gross" dated for reference purposes as of May 11, 1998, as the same may have been amended thereafter (the "LEASE"), Lessor leased the improved real property commonly referred to as 11201 Jersey Boulevard, Ontario, California (the "LEASED PREMISES") to the Lessee for a term of 132 months commencing June 1, 1998, and ending May 31, 2009. A true, correct and complete copy of the Lease is attached hereto as EXHIBIT A.

        B. LESSOR AND LESSEE DESIRE TO TERMINATE THE LEASE EFFECTIVE AS OF MIDNIGHT, JANUARY 31, 2002, ON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

        NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, LESSOR AND LESSEE AGREE AS FOLLOWS:

                                    AGREEMENT

1. TERMINATION OF LEASE: Lessor and Lessee agree to terminate the Lease effective as of midnight, January 31, 2002, (the "REVISED EXPIRATION DATE"), subject to fulfillment of the following terms and conditions:

        1.1 The terms and conditions of the Lease will remain unchanged from and after the Effective Date, through and including the Revised Expiration Date,(the "INTERIM PERIOD") and during the Interim Period, the Lessor and Lessee will have all of the rights and duties set forth in the Lease, including, without limitation, the payment of the required rent by Lessee to Lessor;

        1.2 Lessee will vacate the Leased Premises on or before January 31, 2002, but Lessee's early vacating of the Leased Premises shall in no way modify the required performance by Lessee under the Lease, including, without limitation, the payment by Lessee of the rent required thereunder for the period through and including January 31, 2002;

        1.3 The Security Deposit shall be returned to the Lessee in accordance with the "Lease";

        1.4 Upon execution of this "Lease Termination Agreement", Lessee will pay to the Lessor a "Lease Termination Fee" of $250,000;

        1.5 During the Interim Period, Lessor and Lessor's agents shall have access to the Leased Premises during usual business hours for the purpose of allowing the showing of the Leased Premises to prospective tenants thereof.

2. ACCEPTANCE OF SURRENDER: Lessor agrees to accept the surrender of the Leased Premises from the Lessee on or before the Revised Expiration Date per the "Lease".

3. ASSIGNMENT: The Lessor and Lessee each represent and warrant to the other that neither has made any assignment, sublease, transfer, or other disposition of the Lease, any interest in the Lease, or any demand, obligation, liability, or cause of action arising out of the Lease.

4. ATTORNEY FEES: If any legal action is taken to enforce the terms of this Agreement by any party, the prevailing party shall be entitled to recover reasonable attorney fees and other costs and expenses incurred in connection with that legal action.

5. ENTIRE AGREEMENT: This Agreement and the "Lease" contain the entire agreement between the parties. There have been no other statements, promises, or representations made by the parties that are intended to alter, modify, or complement this Agreement or the "Lease". If items in this "Agreement" conflict with items in the "Lease", the items in this "Agreement" shall supercede.

6. AMENDMENT: This Agreement may not be altered, amended, modified, or otherwise changed in any respect, except by a writing executed by an authorized representative of each party.

7. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all taken together, shall constitute one and the same instrument.

8. TITLES: The section titles in this Agreement are used for the convenience of the parties and are not to be taken as part of the instrument or used to interpret this Agreement.

9.      TIME OF ESSENCE: Time is of the essence in this Agreement.

10. AUTHORIZATION: The undersigned, by their signatures, represent and warrant that they are authorized agents of their respective entities and are authorized to execute this Agreement.

11. SUCCESSORS AND ASSIGNS: This Agreement shall bind and inure to the benefit of the parties and their respective heirs, successors, and assigns.

12. GOVERNING LAW -PLACE OF MAKING: This Agreement is governed and construed in accordance with California law and shall be deemed to have been made and entered into in the City of Rancho Cucamonga, County of San Bernardino, State of California.




EXECUTION BY LESSOR                    EXECUTION BY LESSEE

Dated: October 26, 2001                Dated: October 26, 2001


/s/ Ralph Karubian
---------------------------------
RALPH KARUBIAN                         PACER TECHNOLOGIES, INC.
Lessor

                                       By: /s/ Richard S. Kay
                                           -------------------------------------
                                           Richard S. Kay, COB/CEO/President


                                       By: /s/ Laurence R. Huff
                                           -------------------------------------
                                           Laurence R. Huff, CFO




                                       2